AB EQUITY FUNDS (“Equity Funds”)

- AB Sustainable International Thematic Fund (the “Fund”)

Supplement dated March 13, 2019 to the Equity Funds Prospectus dated October 31, 2018 (the “Prospectus”).

This Supplement relates to the adjourned joint meeting of shareholders reconvened on March 12, 2019, in connection with the proposal to approve new investment advisory agreements with AllianceBernstein L.P., the investment adviser to the Fund (the “Adviser”), required as a result of certain anticipated changes to the indirect ownership of the Adviser.

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Under “Management of the Funds – Investment Adviser,” insert the following at the end of the third paragraph:

At the adjourned meeting reconvened on March 12, 2019, shareholders of AB Sustainable International Thematic Fund approved the new and future investment advisory agreements.

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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